UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

Corporate America CU
Short Duration Fund

Semi-Annual Report

www.corpamfunds.org	June 30, 2013

CORPORATE AMERICA CU SHORT DURATION FUND

July 31, 2013

Dear Shareholders,

We are pleased to present you with the semi-annual report of the Corporate America CU Short Duration Fund (the “Fund”), which covers the first six months of 2013.

Market Overview:

“Taper” has become the new buzzword on the Street.  Rates on intermediate and longer term Treasury securities rose as the markets focused on anticipation that the Fed could begin to taper their asset purchases in the near future.  Despite (or perhaps because of) the rate rise, the Fed is likely to maintain an accommodative monetary policy.  Economic activity remains stagnant and the Fed has strongly indicated that its changes are dependent on a falling unemployment rate and mild inflation.  The Fed has stated that they are data dependent, and the data is not there yet.  Nevertheless, May and June were two of the more challenging months for fixed-income investors in recent memory.

For the first quarter, GDP was revised down to 1.8 percent from 2.4 percent, due, in part, to consumer spending revisions; however this extremely important segment of the economy has remained positive despite higher taxes and reduced fiscal spending.  The housing market has continued to experience recovery into the second quarter, albeit peaking at over 1 million units in March.  On a national level, home prices have increased 10 percent year over year.  This combined with record highs in equity markets has  contributed to a recovery in household net worth.  It appears that the highest level of consumer sentiment in two years could be attributable to these factors.

The latest employment report for June indicated that non-farm payrolls increased 195,000 in June, compared to a forecast of 163,000.  With the data from April and May restated higher, the economy has added more than 200,000 jobs per month on average in 2013.  While non-farm payrolls have increased, real disposable income has grown slightly over 1 percent.

Fund Performance:

For the 6-month period ending June 30, 2013, the Fund provided an annualized distribution yield of 1.23 percent and an annualized 30-day SEC yield of 0.58 percent.  Total return (which reflects the performance of the Fund at the Net Asset Value with all distributions reinvested) for the period ending June 30, 2013, as well as the Annualized Total Return (which reflects the performance of the Fund at the Net Asset Value with all distributions reinvested), and the benchmark for the Fund, are outlined in the following table.

CORPORATE AMERICA CU SHORT DURATION FUND

Corporate America CU Short Duration Fund (CASDX)
(Date of Inception 5/26/11)

		Annualized
Period Ending June 30, 2013	Total Return 1-year	Total Returns Since Inception
CASDX	1.93%	2.17%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index	0.11%	0.09%

The Total Annual Fund Operating Expenses were 0.41%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (888) 621-9258.

Portfolio Review:

As of June 30, 2013, the Fund portfolio was primarily comprised of U.S. Government Agency Issues (70.0 percent in Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association and Small Business Administration Loan Pools) with the remainder in cash and short term equivalents (28.2 percent), and other net assets and liabilities (such as income earned but not yet received, and payables for Fund expenses incurred but not yet paid).  The positive performance of the Fund, as compared to the benchmark, is attributable to the lower economic impact on Agencies, as compared to Treasuries, during the same time.  As of June 30, 2013, the average portfolio duration of the Fund (as calculated by index duration for floating rate products and effective duration for fixed rate products) was 1.15 years, which is well below the maximum duration specified in the prospectus.  All the underlying investments that comprise the Fund are permitted by National Credit Union Administration Regulation §703 and §704 (investments that are permitted by only one of the regulations are not eligible for investment by the Fund).

Market Outlook:

Treasuries and corresponding spread products experienced extreme volatility during the latter part of the second quarter.  Chairman Bernanke acknowledged that the Fed can now foresee a time when it will begin to reduce its quantitative easing program.  The Fed Funds rate is currently forecast to remain unchanged until late 2014 or even into 2015.

Because of the slowdown in economic growth, the Fed will likely stay in a holding pattern on rates for the near term.  As long as GDP lingers at a lackluster rate of below 2 percent, job markets are not likely to add 200,000 additional jobs per month consistently and, since inflation pressures are non-existent, we believe the Fed will more than likely draw the conclusion that stimulus should continue (or least not be rapidly reduced).

Concerns have been brought to the surface regarding the 30-year mortgage topping 4 percent in June for the first time in more than a year, and the 10 year Treasury hitting 2.70 percent.  Given market uncertainty and a steeper yield curve, we believe fixed-income investors are now more likely to be able to achieve higher returns than they could 3 months ago.

CORPORATE AMERICA CU SHORT DURATION FUND

Fund Outlook:

The Fund carried a large defensive cash position during the second quarter, resulting in lower yields than historically achieved but limiting NAV losses in an extremely challenging bond market.  The new, steeper yield curve presents opportunities that did not exist 3 months ago.  While the market apparently believes Fed tapering is imminent, we believe the market has gotten ahead of where the economic data warrants.  We expect that cash balances can be deployed in this more favorable risk-return environment, with yield measures moving higher.  The Fund may increase its positions in fixed-rate securities, but the Fund will continue to hold a significant allocation of government-guaranteed floating rate products.  The market uncertainty creates opportunity; we believe the near-term outlook is bright for the Fund.

We welcome new investors and thank all of the investors in the Fund for your commitment to the Fund’s strategy of seeking a reasonable return on quality, credit union permissible, short duration debt securities.  We value your trust in our efforts.

Sincerely,

David A. Filby	Shirley S. Senn
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings and is more exposed to individual security volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Changes in interest rates on floating (or variable) rate securities may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates.

Not federally insured / Not a credit union obligation / Not credit union guaranteed / May lose value.

The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  S&P Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  It is not possible to invest directly in an index.

Distribution Yield is the most recent dividend per share (annualized) divided by the appropriate net asset value per share.

Duration measures the responsiveness of a bond’s price to changes in interest rates.

30-Day SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

The Fund’s Total Fund Operating Expense ratio of 0.41% is reflective of the information disclosed in the Fund’s prospectus dated April 24, 2013 and may differ from the expense ratio disclosed in this report.

Opinions expressed are those of the Fund’s Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

This Shareholder Letter must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor

CORPORATE AMERICA CU SHORT DURATION FUND

Value of $50,000 Investment (Unaudited)

The chart assumes an initial investment of $50,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2013

	One Year	Since Inception(1)
Corporate America CU Short Duration Fund	1.93%	2.17%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index(2)	0.11%	0.09%

(1)	Inception date of the Fund was May 26, 2011.
(2)
The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. It is not possible to invest directly in an index.

CORPORATE AMERICA CU SHORT DURATION FUND

Expense Example (Unaudited)
June 30, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, wire transfer fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 – June 30, 2013).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (1/1/2013)	Value (06/30/2013)	(1/1/2013 to 06/30/2013)
Actual(2)	$1,000.00	$1,003.60	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$1.96

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.39%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended June 30, 2013 of 0.36%.

CORPORATE AMERICA CU SHORT DURATION FUND

Sector Allocation (Unaudited)
as of June 30, 2013(1)
(% of net assets)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CORPORATE AMERICA CU SHORT DURATION FUND

Schedule of Investments (Unaudited)
June 30, 2013

Description	Par	Value
U.S. GOVERNMENT AGENCY ISSUES – 70.0%
Federal Home Loan Mortgage Corporation
Series 3283, Class PA	$555,155	$572,130
5.500%, 07/15/2036
Series 4107, Class HA	4,569,061	4,588,875
2.000%, 10/15/2041
Series 4140, Class BP	2,883,189	2,922,438
2.500%, 04/15/2042
Federal National Mortgage Association
Series 2013-06, Class AB
2.000%, 12/25/2042	2,906,546	2,832,963
Government National Mortgage Association
Series 2012-74, Class AD	4,361,242	4,357,766
2.000%, 01/20/2042
Small Business Administration*
4.187%, 12/25/2021, #521781	4,787,814	5,289,964
3.075%, 01/25/2022, #508962	1,325,405	1,426,135
3.555%, 07/25/2020, #508878	986,072	1,066,502
3.075%, 06/25/2022, #509198	2,670,756	2,867,347
4.056%, 04/25/2023, #521816	1,985,625	2,231,598
4.142%, 02/25/2024, #521828	3,214,148	3,622,478
4.154%, 02/25/2024, #521821	3,666,814	4,134,255
3.751%, 06/25/2036, #521808	3,144,595	3,694,597
3.250%, 10/25/2036, #509106	2,979,416	3,407,711
3.075%, 05/25/2037, #509231	3,984,996	4,532,908
4.067%, 07/25/2037 #521880	5,185,146	6,113,612
Series 2005-P10A, Class 1
4.638%, 02/10/2015	866,963	909,161
Total U.S. Government Agency Issues
(Cost $53,494,146)		54,570,440

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Description	Shares	Value
MONEY MARKET FUND – 28.2%
Invesco Treasury Portfolio, 0.020%*
(Cost $21,959,048)	21,959,048	$21,959,048
Total Investments – 98.2%
(Cost $75,453,194)		76,529,488
Other Assets and Liabilities, Net – 1.8%^		1,421,010
Total Net Assets – 100.0%		$77,950,498

*	Variable rate security. The rate shown is the rate in effect as of June 30, 2013.
^	Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as Fund expenses incurred but not yet paid.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2013

ASSETS:
Investments, at value
(cost $75,453,194)	$76,529,488
Receivable for investment securities sold	1,203,765
Interest receivable	241,516
Prepaid expenses	22,481
Total assets	77,997,250

LIABILITIES:
Payable to investment adviser	10,370
Payable to affiliates	23,325
Accrued expenses	13,057
Total liabilities	46,752

NET ASSETS	$77,950,498

NET ASSETS CONSIST OF:
Paid-in capital	$76,484,952
Accumulated undistributed net investment loss	(367,392)
Accumulated undistributed net realized gain on investments	756,644
Net unrealized appreciation on investments	1,076,294
Net Assets	$77,950,498

Shares outstanding, unlimited number of shares authorized without par value	7,658,444

Net asset value, redemption price and offering price per share	$10.18

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2013

INVESTMENT INCOME:
Interest income	$280,770
Total investment income	280,770

EXPENSES:
Investment adviser fees	64,622
Fund administration & accounting fees	47,423
Transfer agent fees	11,553
Audit fees	8,413
Federal & state registration fees	7,585
Compliance fees	5,973
Legal fees	5,696
Custody fees	5,673
Other	4,995
Trustee fees	3,638
Postage & printing fees	2,723
Total expenses	168,294

NET INVESTMENT INCOME	112,476

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,057,481
Net change in unrealized depreciation on investments	(832,531)

Net realized and unrealized gain on investments	224,950

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$337,426

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Changes in Net Assets

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
OPERATIONS:
Net investment income	$112,476	$575,748
Net realized gain on investments	1,057,481	479,590
Net change in unrealized appreciation (depreciation)
on investments	(832,531)	1,515,046
Net increase in net assets resulting from operations	337,426	2,570,384

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	11,000,000
Proceeds from reinvestment of distributions	475,995	1,260,781
Payments for shares redeemed	(17,156,724)	(6,000,069)
Net increase (decrease) in net assets
resulting from capital share transactions	(16,680,729)	6,260,712

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(479,869)	(1,293,196)
From net realized gains	—	—
Total distributions to shareholders	(479,869)	(1,293,196)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,823,172)	7,537,900

NET ASSETS:
Beginning of period	94,773,670	87,235,770
End of period, including accumulated undistributed net
investment income (loss) of $(367,392) and $1, respectively	$77,950,498	$94,773,670

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months Ended
	June 30, 2013		Year Ended	Period Ended
	(Unaudited)		December 31, 2012	December 31, 2011(1)
PER SHARE DATA:

Net asset value, beginning of period	$10.20		$10.06	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.01		0.06	0.05
Net realized and unrealized
gain on investments	0.03		0.22	0.09
Total from investment operations	0.04		0.28	0.14

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.06)		(0.14)	(0.07)
Dividends from net capital gains	—		—	(0.01)
Total distributions	(0.06)		(0.14)	(0.08)

Net asset value, end of period	$10.18		$10.20	$10.06

TOTAL RETURN	0.36	%(3)	2.81%	1.38	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$78.0		$94.8	$87.2
Ratio of expenses to average net assets:
Before expense waiver/recoupment	0.39	%(4)	0.40%	0.56	%(4)
After expense waiver/recoupment	0.39	%(4)	0.43%	0.49	%(4)
Ratio of net investment income
to average net assets:
Before expense waiver/recoupment	0.26	%(4)	0.65%	0.72	%(4)
After expense waiver/recoupment	0.26	%(4)	0.62%	0.79	%(4)
Portfolio turnover rate	15	%(3)	42%	35	%(3)

(1)	Inception date of the Fund was May 26, 2011.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited)
June 30, 2013

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporate America CU Short Duration Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in obligations authorized under the Federal Credit Union Act, as determined by Corporate Financial Solutions, Inc. (the “Adviser”). The Fund commenced operations on May 26, 2011. The Fund currently offers one class, the Institutional Class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended June 30, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2013, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective interest method.

Dividends and Distributions – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the Fund at net asset value on the last business day of each month.  Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually.  Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2013

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Asset-Backed Securities – Asset-backed securities are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most asset-backed securities are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Notes – Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term notes which mature after 60 days are valued at fair value.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2013

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Issues	$—	$53,661,279	$—	$53,661,279
Asset-Backed Securities	—	909,161	—	909,161
Money Market Fund	21,959,048	—	—	21,959,048
Total Investments in Securities	$21,959,048	$54,570,440	$—	$76,529,488

Transfers between levels are recognized at the end of the reporting period.  During the period ended June 30, 2013, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.15% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 0.49% of the Fund’s average daily net assets up to $1 billion and 0.39% for average daily net assets over $1 billion. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through May 31, 2014.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant.  For the period ended June 30, 2013, the Fund incurred $47,423 in administration and fund accounting fees.  At June 30, 2013, the Administrator was owed fees of $14,715 by the Fund.

USBFS also serves as the transfer agent to the Fund.  For the period ended June 30, 2013, the Fund incurred $9,316 in transfer agent fees (excluding transfer agency out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended June 30, 2013, the Fund incurred $5,673 in custody

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2013

fees.  At June 30, 2013, fees of $3,065 and $2,319 were owed for transfer agency (excluding out-of-pocket expenses) and custody fees, respectively, by the Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator and U.S. Bank N.A.

The officers of the Trust are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended June 30, 2013, the Fund incurred $5,973 in compliance fees.  At June 30, 2013, fees of $1,975 were owed by the Fund to the Chief Compliance Officer.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
Shares sold	—	1,091,369
Shares issued to holders in reinvestment of dividends	46,633	124,408
Shares redeemed	(1,684,130)	(594,646)
Net increase (decrease)	(1,637,497)	621,131

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2013, were as follows:

	Purchases	Sales
U.S. Government	$10,083,708	$33,739,348
Other	$—	$—

7.  FEDERAL TAX INFORMATION

At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$92,074,960
Gross unrealized appreciation	$1,991,523
Gross unrealized depreciation	$(82,698)
Net unrealized appreciation	$1,908,825
Undistributed ordinary income	$1
Undistributed long-term capital gain	$—
Total distributable earnings	$1
Other accumulated gains/losses	$(300,837)
Total accumulated earnings	$1,607,989

As of December 31, 2012, the Fund had $140,851 in short-term capital loss carryovers, which will be permitted to be carried over for an unlimited period.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2013

As of December 31, 2012, the Fund deferred on a tax basis, $159,986 of post-October losses.

The distributions paid during the period ended year ended June 30, 2013 were as follows:

Ordinary Income	Long Term Capital Gains	Total
$479,869	$ —	$479,869

The tax character of distributions paid during the period ended December 31, 2012 were as follows:

Ordinary Income	Long Term Capital Gains	Total
$1,293,196	$ —	$1,293,196

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2012.

8.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2013, Corporate America Credit Union, the parent company of the Advisor, owned 84.1% of the outstanding shares of the Fund.

CORPORATE AMERICA CU SHORT DURATION FUND

Additional Information (Unaudited)
June 30, 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-621-9258.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-621-9258.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

CORPORATE AMERICA CU SHORT DURATION FUND

Approval of Investment Advisory Agreement
Corporate Financial Solutions, Inc.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 12-13, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Corporate Financial Solutions, Inc. (“CFS”) regarding the Corporate America CU Short Duration Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 13-14, 2012, the Trustees received and considered information from CFS and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by CFS with respect to the Fund; (2) the cost of the services provided and the profits realized by CFS and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to CFS and its affiliates resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including CFS’ in-person presentation, and the Support Materials, the Board concluded that the overall arrangements between the Trust and CFS set forth in the Investment Advisory Agreement as it relates to the Fund continue to be fair and reasonable in light of the services that CFS performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that CFS provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by CFS on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees considered CFS’ status as a wholly owned subsidiary of Corporate America Credit Union, a large and well regarded financial institution; its capitalization; assets under management; and the Fund’s sound performance, which exceeds its benchmarks over all relevant periods.  The Trustees also considered the investment philosophy of the portfolio managers and noted their experience in the credit union industry and in managing assets for credit unions in light of the Fund’s focus on credit union eligible

CORPORATE AMERICA CU SHORT DURATION FUND

Approval of Investment Advisory Agreement – Continued
Corporate Financial Solutions, Inc.

portfolio securities.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that CFS provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to CFS under the Investment Advisory Agreement, as well as CFS’ profitability from services that CFS and its affiliates rendered to the Fund during the 12 month period ended June 30, 2012.  In this regard, the Trustees noted that CFS subsidizes the cost of all shareholder (other transfer agency fees) and distribution services rendered to the Fund.  The Trustees noted that while the management fees charged to separately managed accounts with similar investment strategies and similar asset levels to that of the Fund are generally lower than the advisory fee for the Fund, CFS has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, that justify the higher fee.  The Trustees also noted that CFS had contractually agreed to reduce its management fee, and, if necessary, reimburse the Fund for operating expenses, as specified in the Prospectus.  The Trustees concluded that the CFS’ service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Lipper benchmark category.  The Trustees noted that the Fund’s management fee and projected total expenses were lower than the average and median management fees and total expenses reported for funds comprising the benchmark category.  While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that CFS’ advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted the fact that an increase in assets would mostly likely not decrease the amount of CFS advisory services required to be provided to the Fund at the present time.  The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Other Benefits.  The Trustees noted that CFS does not utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Fund’s portfolio transactions.  The Trustees concluded that CFS will not receive any additional financial benefits from services rendered to the Fund.

CORPORATE AMERICA CU SHORT DURATION FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Corporate Financial Solutions, Inc.
4365 Crescent Road
Irondale, AL 35210

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-621-9258.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     September 5, 2013

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     September 5, 2013

* Print the name and title of each signing officer under his or her signature.